Securities, 424I - Securities, 424I: 1	Mar. 31, 2025 USD ($)
Securities, 424I Table
Security Class Title	Shares
Aggregate Sales Price	$ 3,613,272,575.00
Aggregate Redeemed or Repurchased, FY	3,635,074,817.00
Aggregate Redeemed or Repurchased, Prior FY	4,976,354,460.00
Redemption Credits	(4,998,156,702.00)
Net Sales	$ 0.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 0.00